Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

HMBT 2005-1
GROUPS	Balance	GWAC	NWAC	Min GWAC	Max GWAC	Avg Balance	Orig Term	Age	Rem Term	LTV	FICO	Gross Margin	WA Roll	Initial Rate Cap	Periodic Rate Cap	Maximum Rate	Net Margin	Wtd Avg COMBO LTV
G01	15.82	4.146	3.771	3.500	4.500	186,853.64	300	3	297	94.76	711.79	2.027	1	4.348	4.348	12.000	1.652	94.76
G02	11.37	4.584	4.244	3.625	5.750	201,480.74	302	2	300	94.92	700.21	2.278	4	2.896	2.945	12.000	1.938	94.92
G03	24.10	5.163	4.913	4.375	6.250	213,505.44	360	1	359	94.64	697.69	2.422	35	0.000	0.000	13.000	2.172	94.64
G04	44.08	5.424	5.174	4.875	5.875	198,758.73	360	2	358	94.84	678.62	2.574	58	0.000	0.000	13.000	2.324	94.96
G05	4.62	5.630	5.380	5.000	6.625	191,133.33	360	2	358	94.99	702.89	2.541	82	0.000	0.000	13.000	2.291	94.99
TOTAL	100.00	5.073	4.793	3.500	6.625	200,010.80	344	2	342	94.79	691.98	2.415	38	1.017	1.023	12.728	2.135	94.85

Current Balance
CURRENT BALANCE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
50,001.00 -100,000.99	2.30	5.76	0.00	0.00	6.54	1.32
100,001.00 -150,000.99	29.30	19.01	12.84	23.72	23.63	21.44
150,001.00 -200,000.99	13.62	12.36	37.57	25.59	0.00	23.89
200,001.00 -250,000.00	16.64	23.39	10.92	14.96	20.30	15.46
250,000.01 -300,000.00	12.85	0.00	9.45	7.14	49.54	9.75
300,000.01 -350,000.00	25.30	11.61	5.72	11.57	0.00	11.80
350,000.01 -400,000.00	0.00	27.87	0.00	17.02	0.00	10.67
450,000.01 -500,000.00	0.00	0.00	23.51	0.00	0.00	5.67
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Current Gross Coupon
CURRENT GROSS COUPON	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
3.500 -3.624	2.91	0.00	0.00	0.00	0.00	0.46
3.625 -3.749	3.48	4.95	0.00	0.00	0.00	1.11
3.750 -3.874	0.00	3.10	0.00	0.00	0.00	0.35
3.875 -3.999	5.34	9.83	0.00	0.00	0.00	1.96
4.000 -4.124	26.63	0.00	0.00	0.00	0.00	4.21
4.125 -4.249	11.78	5.39	0.00	0.00	0.00	2.48
4.250 -4.374	20.79	18.58	0.00	0.00	0.00	5.40
4.375 -4.499	25.38	13.15	1.98	0.00	0.00	5.99
4.500 -4.624	3.70	0.00	0.00	0.00	0.00	0.59
4.625 -4.749	0.00	0.00	3.17	0.00	0.00	0.77
4.750 -4.874	0.00	13.08	14.52	0.00	0.00	4.99
4.875 -4.999	0.00	13.90	4.69	0.95	0.00	3.13
5.000 -5.124	0.00	0.00	18.04	11.07	25.68	10.42
5.125 -5.249	0.00	0.00	16.13	3.93	0.00	5.62
5.250 -5.374	0.00	0.00	22.24	21.70	0.00	14.92
5.375 -5.499	0.00	4.04	0.00	15.20	23.86	8.26
5.500 -5.624	0.00	0.00	3.23	20.44	0.00	9.79
5.625 -5.749	0.00	0.00	5.06	5.83	0.00	3.79
5.750 -5.874	0.00	13.98	0.00	10.06	20.30	6.96

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

Current Gross Coupon
CURRENT GROSS COUPON	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
5.875 -5.999	0.00	0.00	8.26	10.82	11.38	7.29
6.250 -6.374	0.00	0.00	2.68	0.00	0.00	0.65
6.375 -6.499	0.00	0.00	0.00	0.00	6.54	0.30
6.625 -6.749	0.00	0.00	0.00	0.00	12.25	0.57
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Current Net Coupon
CURRENT NET COUPON	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
3.125 -3.249	2.91	0.00	0.00	0.00	0.00	0.46
3.250 -3.374	3.48	4.95	0.00	0.00	0.00	1.11
3.375 -3.499	0.00	3.10	0.00	0.00	0.00	0.35
3.500 -3.624	5.34	9.83	0.00	0.00	0.00	1.96
3.625 -3.749	26.63	0.00	0.00	0.00	0.00	4.21
3.750 -3.874	11.78	5.39	0.00	0.00	0.00	2.48
3.875 -3.999	20.79	18.58	0.00	0.00	0.00	5.40
4.000 -4.124	25.38	13.15	0.00	0.00	0.00	5.51
4.125 -4.249	3.70	0.00	1.98	0.00	0.00	1.06
4.375 -4.499	0.00	13.08	3.17	0.00	0.00	2.25
4.500 -4.624	0.00	0.00	14.52	0.00	0.00	3.50
4.625 -4.749	0.00	13.90	4.69	0.95	0.00	3.13
4.750 -4.874	0.00	0.00	18.04	11.07	25.68	10.42
4.875 -4.999	0.00	0.00	16.13	3.93	0.00	5.62
5.000 -5.124	0.00	4.04	22.24	21.70	0.00	15.38
5.125 -5.249	0.00	0.00	0.00	15.20	23.86	7.80
5.250 -5.374	0.00	0.00	3.23	20.44	0.00	9.79
5.375 -5.499	0.00	0.00	5.06	5.83	0.00	3.79
5.500 -5.624	0.00	13.98	0.00	10.06	20.30	6.96
5.625 -5.749	0.00	0.00	8.26	10.82	11.38	7.29
6.000 -6.124	0.00	0.00	2.68	0.00	0.00	0.65
6.125 -6.249	0.00	0.00	0.00	0.00	6.54	0.30
6.375 -6.499	0.00	0.00	0.00	0.00	12.25	0.57
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

Original Loan to Value
LOAN TO VALUE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
90.01 - 95.00	100.00	100.00	100.00	100.00	100.00	100.00
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Credit Score
FICO SCORE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0 -19	8.84	7.17	5.72	6.19	0.00	6.32
620 -639	0.00	0.00	0.00	10.05	17.92	5.26
640 -659	23.07	15.45	15.21	29.22	0.00	21.95
660 -679	6.96	9.26	14.27	24.70	12.25	17.05
680 -699	3.49	26.79	28.85	11.00	0.00	15.40
700 -719	3.68	24.76	12.43	0.00	49.54	8.69
720 -739	20.98	2.66	10.81	2.49	0.00	7.33
740 -759	17.28	0.00	5.07	11.15	0.00	8.87
760 -779	15.71	13.90	7.63	3.59	20.30	8.42
780 -799	0.00	0.00	0.00	1.61	0.00	0.71
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Original Term
STATED ORIGINAL TERM	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
241 -359	100.00	95.96	0.00	0.00	0.00	26.74
360 -360	0.00	4.04	100.00	100.00	100.00	73.26
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Remaining Term
STATED REM TERM	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
241 -300	100.00	95.96	0.00	0.00	0.00	26.74
301 -360	0.00	4.04	100.00	100.00	100.00	73.26
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

State
STATE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
AL	0.00	4.80	0.00	0.00	0.00	0.55
FL	82.93	75.06	76.73	62.10	64.77	70.52
GA	17.07	20.14	21.37	32.06	35.23	25.90
NC	0.00	0.00	1.90	4.22	0.00	2.32
SC	0.00	0.00	0.00	1.62	0.00	0.71
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Loan Purpose
LOAN PURP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Purchase	83.53	90.25	89.32	86.56	93.46	87.49
Rate/Term Refinance	16.47	9.75	10.68	13.44	6.54	12.51
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Occupancy
OCCTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Owner Occupied	74.03	61.19	76.38	94.46	100.00	83.34
Second Home	25.97	38.81	23.62	5.54	0.00	16.66
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Property Type
PROPTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Condominium	33.84	39.33	49.46	17.33	39.09	31
PUD	46.00	40.69	26.26	50.35	37.06	42
Single Family	20.16	16.89	24.29	32.33	23.86	26
Townhouse	0.00	3.10	0.00	0.00	0.00	0
TOTAL	100.00	100.00	100.00	100.00	100.00	100

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

Documentation Code
DOCTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Full/Alternative	95.34	95.96	86.68	98.46	100.00	94.91
No Documentation	0.00	4.04	0.00	0.00	0.00	0.46
Stated Income/Full Asset	4.66	0.00	9.61	1.54	0.00	3.73
Stated/Stated	0.00	0.00	3.70	0.00	0.00	0.89
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Interest Only
IO FLAG IO PERIOD	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
YES	100.00	100.00	100.00	100.00	100.00	100.00
10 YEARS	100.00	100.00	65.69	35.28	41.77	60.51
3 YEARS	0.00	0.00	34.31	0.00	0.00	8.27
5 YEARS	0.00	0.00	0.00	64.72	0.00	28.53

Interest Only
IO FLAG IO PERIOD	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
7 YEARS	0.00	0.00	0.00	0.00	58.23	2.69
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Index Type
INDEX1	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
1 Mo Libor	100.00	0.00	0.00	0.00	0.00	15.82
6 Mo Libor	0.00	100.00	100.00	100.00	100.00	84.18
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

Months to Roll
ROLL	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0 -2	63.86	36.46	0.00	0.00	0.00	14.25
3 -8	36.14	63.54	0.00	0.00	0.00	12.94
30 -32	0.00	0.00	7.85	0.00	0.00	1.89
33 -35	0.00	0.00	57.29	0.00	0.00	13.81
36 -38	0.00	0.00	34.86	0.00	0.00	8.40
54 -56	0.00	0.00	0.00	10.75	0.00	4.74
57 -59	0.00	0.00	0.00	81.82	0.00	36.07
60 -62	0.00	0.00	0.00	7.42	0.00	3.27
78 -80	0.00	0.00	0.00	0.00	12.25	0.57
81 -83	0.00	0.00	0.00	0.00	87.75	4.06
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Gross Margin
MARGIN	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0.000 - 1.749	6.39	4.95	0.00	0.00	0.00	1.57
1.750 - 1.999	17.07	5.76	0.00	0.00	0.00	3.36
2.000 - 2.249	76.54	37.32	0.00	0.00	0.00	16.35
2.250 - 2.499	0.00	33.95	65.69	35.28	41.77	37.18
2.500 - 2.749	0.00	4.04	0.00	0.00	0.00	0.46
2.750 - 2.999	0.00	0.00	34.31	64.72	58.23	39.49
3.000 - 3.249	0.00	13.98	0.00	0.00	0.00	1.59
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Max Rate
MAX RATE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
12.000 - 12.499	100.00	100.00	0.00	0.00	0.00	27.19
13.000 - 13.499	0.00	0.00	100.00	100.00	100.00	72.81
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

Index and Caps
INDEX1 INIT RATE CAP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
1 Mo Libor	100.00	0.00	0.00	0.00	0.00	15.82
0.000	13.04	0.00	0.00	0.00	0.00	2.06
5.000	86.96	0.00	0.00	0.00	0.00	13.76
6 Mo Libor	0.00	100.00	100.00	100.00	100.00	84.18
0.000	0.00	42.09	100.00	100.00	100.00	77.59
5.000	0.00	57.91	0.00	0.00	0.00	6.59
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Caps
PER RATE CAP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0.000	13.04	37.14	100.00	100.00	100.00	79.09
1.000	0.00	4.95	0.00	0.00	0.00	0.56
5.000	86.96	57.91	0.00	0.00	0.00	20.35
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

HMBT 2005-1
																		Wtd Avg
GROUPS	Balance	GWAC	NWAC	Min GWAC	Max GWAC	Avg Balance	Orig Term	Age	Rem Term	LTV	FICO	Gross Margin	WA Roll	Initial Rate Cap	Periodic Rate Cap	Maximum Rate	Net Margin	COMBO LTV
G01	27.15	4.157	3.802	3.500	4.500	162,643.14	300	3	297	75.24	730.77	2.047	2	3.948	3.922	12.000	1.691	80.03
G02	15.00	4.323	3.970	3.500	6.875	156,437.58	303	4	300	76.92	732.66	2.157	3	3.974	3.933	12.000	1.803	82.31
G03	24.86	5.390	5.140	4.125	6.250	157,180.73	360	2	358	78.18	725.50	2.522	34	0.000	0.000	13.000	2.272	82.82
G04	30.67	5.573	5.323	4.500	6.625	145,449.57	360	2	358	78.51	728.92	2.565	58	0.000	0.000	13.000	2.315	83.06
G05	2.32	5.822	5.572	5.375	6.750	126,158.48	360	2	358	77.40	732.16	2.507	82	0.000	0.000	13.000	2.257	81.55
TOTAL	100.00	4.962	4.667	3.500	6.875	153,792.43	335	3	333	77.28	729.21	2.351	29	1.668	1.655	12.579	2.057	82.03

Current Balance
CURRENT BALANCE		Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
50,001.00 -	100,000.99	13.54	17.31	8.44	12.42	20.62	12.66
100,001.00 -	150,000.99	30.60	30.96	37.44	43.20	55.81	36.80
150,001.00 -	200,000.99	15.41	8.86	22.85	19.63	0.00	17.21
200,001.00 -	250,000.00	12.61	9.18	9.91	8.03	23.56	10.28
250,000.01 -	300,000.00	4.70	5.90	7.84	5.52	0.00	5.81
300,000.01 -	350,000.00	6.58	8.87	8.43	1.82	0.00	5.77
350,000.01 -	400,000.00	4.64	7.72	1.25	4.82	0.00	4.21
400,000.01 -	450,000.00	3.83	2.40	0.00	3.36	0.00	2.43
450,000.01 -	500,000.00	1.40	2.61	0.00	1.20	0.00	1.14
500,000.01 -	550,000.00	3.03	2.88	1.75	0.00	0.00	1.69
550,000.01 -	600,000.00	1.74	0.00	0.00	0.00	0.00	0.47
600,000.01 -	650,000.00	1.91	3.32	2.09	0.00	0.00	1.54
TOTAL		100.00	100.00	100.00	100.00	100.00	100.00

Current Gross Coupon
CURRENT GROSS COUPON		Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
3.500 -	3.624	0.90	0.65	0.00	0.00	0.00	0.34
3.625 -	3.749	3.17	4.22	0.00	0.00	0.00	1.49
3.750 -	3.874	3.81	1.77	0.00	0.00	0.00	1.30
3.875 -	3.999	3.78	3.36	0.00	0.00	0.00	1.53
4.000 -	4.124	19.88	8.59	0.00	0.00	0.00	6.68
4.125 -	4.249	27.96	21.17	0.34	0.00	0.00	10.85
4.250 -	4.374	9.08	17.05	0.00	0.00	0.00	5.02
4.375 -	4.499	21.32	13.63	0.40	0.00	0.00	7.93
4.500 -	4.624	10.09	14.02	0.57	0.24	0.00	5.06
4.625 -	4.749	0.00	6.62	0.90	0.00	0.00	1.22
4.750 -	4.874	0.00	1.43	6.18	0.96	0.00	2.05
4.875 -	4.999	0.00	2.29	6.69	0.99	0.00	2.31
5.000 -	5.124	0.00	0.00	11.10	2.15	0.00	3.42
5.125 -	5.249	0.00	1.86	9.44	8.03	0.00	5.09
5.250 -	5.374	0.00	0.00	4.46	10.87	0.00	4.44

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

Current Gross Coupon
CURRENT GROSS COUPON		Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
5.375 -	5.499	0.00	0.00	9.48	11.31	8.20	6.02
5.500 -	5.624	0.00	0.73	14.47	13.09	22.29	8.24
5.625 -	5.749	0.00	0.70	6.12	12.21	7.33	5.54
5.750 -	5.874	0.00	0.00	12.38	17.73	11.18	8.77
5.875 -	5.999	0.00	0.00	9.94	11.34	12.94	6.25
6.000 -	6.124	0.00	0.00	6.28	6.32	27.33	4.13
6.125 -	6.249	0.00	1.30	0.86	1.66	0.00	0.92
6.250 -	6.374	0.00	0.00	0.36	1.77	2.30	0.69
6.375 -	6.499	0.00	0.00	0.00	0.65	3.34	0.28
6.625 -	6.749	0.00	0.00	0.00	0.66	0.00	0.20
6.750 -	6.874	0.00	0.00	0.00	0.00	5.10	0.12
6.875 -	6.999	0.00	0.62	0.00	0.00	0.00	0.09
TOTAL		100.00	100.00	100.00	100.00	100.00	100.00

Current Net Coupon
CURRENT NET COUPON		Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
3.125 -	3.249	0.90	0.65	0.00	0.00	0.00	0.34
3.250 -	3.374	1.26	1.61	0.00	0.00	0.00	0.58
3.375 -	3.499	5.72	4.38	0.00	0.00	0.00	2.21
3.500 -	3.624	3.78	3.36	0.00	0.00	0.00	1.53
3.625 -	3.749	12.96	6.61	0.00	0.00	0.00	4.51
3.750 -	3.874	33.74	19.82	0.00	0.00	0.00	12.13
3.875 -	3.999	9.04	16.50	0.34	0.00	0.00	5.02
4.000 -	4.124	20.13	14.62	0.00	0.00	0.00	7.66
4.125 -	4.249	10.72	14.50	0.40	0.00	0.00	5.19
4.250 -	4.374	1.74	9.02	0.57	0.24	0.00	2.04
4.375 -	4.499	0.00	1.43	0.90	0.00	0.00	0.44
4.500 -	4.624	0.00	2.29	6.18	0.96	0.00	2.17
4.625 -	4.749	0.00	0.00	6.69	0.99	0.00	1.97
4.750 -	4.874	0.00	1.86	11.10	2.15	0.00	3.70
4.875 -	4.999	0.00	0.00	9.44	8.03	0.00	4.81
5.000 -	5.124	0.00	0.00	4.46	10.87	0.00	4.44
5.125 -	5.249	0.00	0.73	9.48	11.31	8.20	6.13
5.250 -	5.374	0.00	0.70	14.47	13.09	22.29	8.23
5.375 -	5.499	0.00	0.00	6.12	12.21	7.33	5.44
5.500 -	5.624	0.00	0.00	12.38	17.73	11.18	8.77
5.625 -	5.749	0.00	0.00	9.94	11.34	12.94	6.25
5.750 -	5.874	0.00	1.30	6.28	6.32	27.33	4.33
5.875 -	5.999	0.00	0.00	0.86	1.66	0.00	0.72
6.000 -	6.124	0.00	0.00	0.36	1.77	2.30	0.69
6.125 -	6.249	0.00	0.00	0.00	0.65	3.34	0.28
6.375 -	6.499	0.00	0.00	0.00	0.66	0.00	0.20
6.500 -	6.624	0.00	0.62	0.00	0.00	5.10	0.21

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

Current Net Coupon
CURRENT NET COUPON	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Original Loan to Value
LOAN TO VALUE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
20.01 - 25.00	0.24	0.00	0.00	0.00	0.00	0.06
30.01 - 35.00	0.00	0.00	0.00	0.00	3.15	0.07
35.01 - 40.00	2.05	0.00	0.00	0.39	0.00	0.68
40.01 - 45.00	0.67	0.00	0.00	0.00	0.00	0.18
45.01 - 50.00	5.43	5.90	0.00	0.21	0.00	2.42
50.01 - 55.00	0.68	0.00	0.56	0.39	0.00	0.44
55.01 - 60.00	0.29	0.00	1.44	0.59	0.00	0.62
60.01 - 65.00	3.55	3.13	2.38	0.94	0.00	2.31
65.01 - 70.00	0.51	0.86	3.92	3.73	7.64	2.56
70.01 - 75.00	12.74	10.19	5.17	5.55	0.00	7.97
75.01 - 80.00	73.84	78.63	86.53	88.20	89.21	82.48
85.01 - 90.00	0.00	1.30	0.00	0.00	0.00	0.19
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Credit Score
FICO SCORE		Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
640 -	659	0.45	3.61	1.08	3.16	0.00	1.90
660 -	679	4.61	5.16	10.64	5.93	7.17	6.65
680 -	699	10.33	13.34	16.09	11.80	15.55	12.79
700 -	719	22.38	15.61	15.00	19.59	19.35	18.60
720 -	739	24.05	19.08	23.00	18.52	15.80	21.16
740 -	759	18.58	13.11	12.24	18.42	20.41	16.18
760 -	779	11.97	17.22	10.85	17.90	8.57	14.22
780 -	799	6.12	9.81	9.30	3.69	8.04	6.76
800 -	819	1.51	3.07	1.80	1.00	5.10	1.74
TOTAL		100.00	100.00	100.00	100.00	100.00	100.00

Original Term
STATED ORIGINAL TERM	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
241 -359	100.00	94.79	0.00	0.00	0.00	41.37
360 -360	0.00	5.21	100.00	100.00	100.00	58.63
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

Remaining Term
STATED REM TERM	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
241 -300	100.00	94.79	0.00	0.00	0.00	41.37
301 -360	0.00	5.21	100.00	100.00	100.00	58.63
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

State
STATE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
AL	0.00	2.61	0.00	0.00	0.00	0.39
FL	80.55	57.98	77.68	70.28	44.76	72.47
GA	16.60	37.09	20.54	27.83	45.81	24.77
NC	1.53	2.32	1.79	1.89	9.44	2.01
SC	1.32	0.00	0.00	0.00	0.00	0.36
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Loan Purpose
LOAN PURP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Cash Out Refinance	15.35	18.25	7.95	11.65	19.70	12.91
Purchase	77.79	73.83	78.12	83.00	80.30	78.93
Rate/Term Refinance	6.87	7.92	13.92	5.35	0.00	8.15
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Occupancy
OCCTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Investor	100.00	100.00	100.00	100.00	100.00	100.00
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Property Type
PROPTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
2-4 Family	8.43	11.01	2.45	9.12	15.44	8
Condominium	30.88	35.60	40.01	32.06	27.97	34
PUD	20.80	13.74	22.30	29.03	21.51	23
Single Family	39.89	37.25	34.76	29.33	35.08	35
Townhouse	0.00	2.40	0.48	0.47	0.00	1

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

Property Type
PROPTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
TOTAL	100.00	100.00	100.00	100.00	100.00	100

Documentation Code
DOCTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Full/Alternative	55.50	67.79	70.83	72.32	60.00	66.42
No Documentation	0.00	1.35	0.00	0.00	0.00	0.20
No Ratio	0.00	1.30	0.00	0.00	0.00	0.19
Stated Income/Full Asset	44.50	29.56	29.17	27.68	40.00	33.18
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Interest Only
IO FLAG IO PERIOD	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
YES	100.00	100.00	100.00	100.00	100.00	100.00
10 YEARS	100.00	100.00	45.51	37.04	48.59	65.95
3 YEARS	0.00	0.00	54.49	0.00	0.00	13.55
5 YEARS	0.00	0.00	0.00	62.96	0.00	19.31
7 YEARS	0.00	0.00	0.00	0.00	51.41	1.19
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Index Type
INDEX1	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
1 Mo Libor	100.00	0.00	0.00	0.00	0.00	27.15
6 Mo Libor	0.00	100.00	100.00	100.00	100.00	72.85
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Months to Roll
ROLL		Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0 -	2	54.35	45.77	0.00	0.00	0.00	21.62
3 -	8	45.65	54.23	0.00	0.00	0.00	20.53
27 -	29	0.00	0.00	0.75	0.00	0.00	0.19
30 -	32	0.00	0.00	14.52	0.00	0.00	3.61
33 -	35	0.00	0.00	64.44	0.00	0.00	16.02

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

Months to Roll
ROLL		Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
36 -	38	0.00	0.00	20.30	0.00	0.00	5.05
51 -	53	0.00	0.00	0.00	1.13	0.00	0.35
54 -	56	0.00	0.00	0.00	16.03	0.00	4.92
57 -	59	0.00	0.00	0.00	66.87	0.00	20.51
60 -	62	0.00	0.00	0.00	15.97	0.00	4.90
78 -	80	0.00	0.00	0.00	0.00	17.29	0.40
81 -	83	0.00	0.00	0.00	0.00	69.63	1.61
84 -	86	0.00	0.00	0.00	0.00	13.09	0.30
TOTAL		100.00	100.00	100.00	100.00	100.00	100.00

Gross Margin
MARGIN	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0.000 - 1.749	6.68	0.00	0.00	0.00	0.00	1.81
1.750 - 1.999	7.73	21.11	0.00	0.00	0.00	5.26
2.000 - 2.249	84.77	20.32	0.00	0.00	0.00	26.06
2.250 - 2.499	0.83	55.22	45.51	37.04	48.59	32.31
2.750 - 2.999	0.00	0.70	54.49	62.96	51.41	34.15
3.250 +	0.00	2.65	0.00	0.00	0.00	0.40
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Max Rate
MAX RATE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
12.000 - 12.499	100.00	100.00	0.00	0.00	0.00	42.15
13.000 - 13.499	0.00	0.00	100.00	100.00	100.00	57.85
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Index and Caps
INDEX1 INIT RATE CAP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
1 Mo Libor	100.00	0.00	0.00	0.00	0.00	27.15
0.000	21.03	0.00	0.00	0.00	0.00	5.71
5.000	78.97	0.00	0.00	0.00	0.00	21.44
6 Mo Libor	0.00	100.00	100.00	100.00	100.00	72.85
0.000	0.00	20.53	100.00	100.00	100.00	60.93
5.000	0.00	79.47	0.00	0.00	0.00	11.92
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

Caps
PER RATE CAP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0.000	21.57	19.87	100.00	100.00	100.00	66.69
1.000	0.00	1.83	0.00	0.00	0.00	0.28
5.000	78.43	78.29	0.00	0.00	0.00	33.04
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

									HMBT 2005-1
GROUPS	Balance	GWAC	NWAC	Min GWAC	Max GWAC	Avg Balance	Orig Term	Age	Rem Term	LTV	FICO	Gross Margin	WA Roll	Initial Rate Cap	Periodic Rate Cap	Maximum Rate	Net Margin	Wtd Avg COMBO LTV
G01	38.04	3.945	3.695	3.375	4.500	1,291,991.80	300	3	297	68.72	731.62	1.844	2	3.797	3.797	12.000	1.594	74.38
G02	31.17	4.406	4.156	3.500	4.875	1,732,451.38	300	3	297	69.30	717.78	2.128	3	3.662	3.268	12.000	1.878	71.86
G03	4.38	5.315	5.065	5.250	5.375	1,337,500.00	360	2	358	71.49	722.91	2.512	34	0.000	0.000	13.000	2.262	88.27
G04	21.93	5.522	5.272	5.250	5.875	1,340,670.00	360	1	359	68.59	718.25	2.458	59	0.000	0.000	13.000	2.208	72.23
G05	4.48	5.363	5.113	5.250	5.500	1,370,000.00	360	1	359	63.58	784.40	2.524	83	0.000	0.000	13.000	2.274	68.10
TOTAL	100.00	4.558	4.308	3.375	5.875	1,421,732.97	318	2	316	68.76	726.36	2.127	20	2.586	2.463	12.308	1.877	73.45

		Current Balance
CURRENT BALANCE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
1,000,000.01 - 1,500,000.00	86.16	44.55	100.00	87.87	100.00	74.79
1,500,000.01 - 2,000,000.00	13.84	27.13	0.00	12.13	0.00	16.38
2,000,000.01 - 2,500,000.00	0.00	12.76	0.00	0.00	0.00	3.98
2,500,000.01 - 3,000,000.00	0.00	15.57	0.00	0.00	0.00	4.85
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

	Current Gross Coupon
CURRENT GROSS COUPON	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
3.375 -3.499	6.44	0.00	0.00	0.00	0.00	2.45
3.500 -3.624	4.87	6.74	0.00	0.00	0.00	3.95
3.625 -3.749	4.51	0.00	0.00	0.00	0.00	1.72
3.750 -3.874	26.24	8.23	0.00	0.00	0.00	12.55
3.875 -3.999	16.84	0.00	0.00	0.00	0.00	6.41
4.125 -4.249	11.85	15.36	0.00	0.00	0.00	9.29
4.250 -4.374	15.95	0.00	0.00	0.00	0.00	6.07
4.375 -4.499	6.14	0.00	0.00	0.00	0.00	2.34
4.500 -4.624	7.16	36.53	0.00	0.00	0.00	14.11
4.750 -4.874	0.00	25.28	0.00	0.00	0.00	7.88
4.875 -4.999	0.00	7.87	0.00	0.00	0.00	2.45
5.250 -5.374	0.00	0.00	47.66	20.71	54.74	9.08
5.375 -5.499	0.00	0.00	52.34	20.86	0.00	6.86
5.500 -5.624	0.00	0.00	0.00	9.99	45.26	4.22
5.625 -5.749	0.00	0.00	0.00	28.03	0.00	6.15
5.750 -5.874	0.00	0.00	0.00	9.23	0.00	2.02
5.875 -5.999	0.00	0.00	0.00	11.19	0.00	2.45
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	I. HOMEBANC 2005-1	A. February 16, 2005

Current Net Coupon
CURRENT NET COUPON	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
3.125 -3.249	6.44	0.00	0.00	0.00	0.00	2.45
3.250 -3.374	4.87	6.74	0.00	0.00	0.00	3.95
3.375 -3.499	4.51	0.00	0.00	0.00	0.00	1.72
3.500 -3.624	26.24	8.23	0.00	0.00	0.00	12.55
3.625 -3.749	16.84	0.00	0.00	0.00	0.00	6.41
3.875 -3.999	11.85	15.36	0.00	0.00	0.00	9.29
4.000 -4.124	15.95	0.00	0.00	0.00	0.00	6.07
4.125 -4.249	6.14	0.00	0.00	0.00	0.00	2.34
4.250 -4.374	7.16	36.53	0.00	0.00	0.00	14.11
4.500 -4.624	0.00	25.28	0.00	0.00	0.00	7.88
4.625 -4.749	0.00	7.87	0.00	0.00	0.00	2.45
5.000 -5.124	0.00	0.00	47.66	20.71	54.74	9.08
5.125 -5.249	0.00	0.00	52.34	20.86	0.00	6.86
5.250 -5.374	0.00	0.00	0.00	9.99	45.26	4.22
5.375 -5.499	0.00	0.00	0.00	28.03	0.00	6.15
5.500 -5.624	0.00	0.00	0.00	9.23	0.00	2.02
5.625 -5.749	0.00	0.00	0.00	11.19	0.00	2.45
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

	Original Loan to Value
LOAN TO VALUE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
40.01 - 45.00	6.11	0.00	0.00	0.00	0.00	2.33
45.01 - 50.00	0.00	0.00	0.00	0.00	54.74	2.45
55.01 - 60.00	6.69	15.57	0.00	9.99	0.00	9.59
60.01 - 65.00	24.03	16.10	0.00	11.19	0.00	16.61
65.01 - 70.00	11.60	15.92	52.34	34.51	0.00	19.23
70.01 - 75.00	41.58	52.41	47.66	44.32	0.00	43.96
75.01 - 80.00	9.99	0.00	0.00	0.00	45.26	5.83
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Credit Score
FICO SCORE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
640 -659	0.00	9.71	0.00	19.92	0.00	7.39
660 -679	4.84	0.00	47.66	0.00	0.00	3.93
680 -699	16.79	31.31	0.00	8.50	0.00	18.01
700 -719	21.44	19.50	0.00	31.61	0.00	21.17
720 -739	6.44	0.00	0.00	12.13	0.00	5.11
740 -759	29.70	9.18	0.00	8.33	0.00	15.99
760 -779	20.79	30.30	52.34	0.00	45.26	21.67

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

		Credit Score
FICO SCORE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
780 -799	0.00	0.00	0.00	19.51	54.74	6.73
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

	Original Term
STATED ORIGINAL TERM	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
241 -359	100.00	100.00	0.00	0.00	0.00	69.21
360 -360	0.00	0.00	100.00	100.00	100.00	30.79
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Remaining Term
STATED REM TERM	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
241 -300	100.00	100.00	0.00	0.00	0.00	69.21
301 -360	0.00	0.00	100.00	100.00	100.00	30.79
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

			State
STATE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
FL	60.31	51.04	100.00	61.98	0.00	56.82
GA	33.25	31.02	0.00	38.02	100.00	35.14
NC	6.44	8.23	0.00	0.00	0.00	5.02
SC	0.00	9.71	0.00	0.00	0.00	3.03
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Loan Purpose
LOAN PURP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Cash Out Refinance	22.99	9.18	47.66	12.13	54.74	18.81
Purchase	54.88	50.95	52.34	49.46	45.26	51.92
Rate/Term Refinance	22.13	39.86	0.00	38.41	0.00	29.27
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

		Occupancy
OCCTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Owner Occupied	64.38	48.43	100.00	100.00	100.00	70.37
Second Home	35.62	51.57	0.00	0.00	0.00	29.63
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Property Type
PROPTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Condominium	0.00	15.92	0.00	0.00	0.00	5
PUD	18.43	19.47	52.34	55.51	54.74	30
Single Family	81.57	64.60	47.66	44.49	45.26	65
TOTAL	100.00	100.00	100.00	100.00	100.00	100

	Documentation Code
DOCTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Full/Alternative	94.84	100.00	100.00	100.00	100.00	98.04
Stated Income/Full Asset	5.16	0.00	0.00	0.00	0.00	1.96
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Interest Only
IO FLAG IO PERIOD	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
YES	100.00	100.00	100.00	100.00	100.00	100.00
10 YEARS	100.00	100.00	47.66	58.43	45.26	86.14
3 YEARS	0.00	0.00	52.34	0.00	0.00	2.29
5 YEARS	0.00	0.00	0.00	41.57	0.00	9.12
7 YEARS	0.00	0.00	0.00	0.00	54.74	2.45
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Index Type
INDEX1	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
1 Mo Libor	100.00	0.00	0.00	0.00	0.00	38.04
6 Mo Libor	0.00	100.00	100.00	100.00	100.00	61.96
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

		Months to Roll
ROLL	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0 -2	55.61	35.50	0.00	0.00	0.00	32.22
3 -8	44.39	64.50	0.00	0.00	0.00	36.99
33 -35	0.00	0.00	100.00	0.00	0.00	4.38
57 -59	0.00	0.00	0.00	78.82	0.00	17.29
60 -62	0.00	0.00	0.00	21.18	0.00	4.64
81 -83	0.00	0.00	0.00	0.00	100.00	4.48
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Gross Margin
MARGIN	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0.000 - 1.749	25.69	0.00	0.00	0.00	0.00	9.77
1.750 - 1.999	33.22	32.87	0.00	0.00	0.00	22.88
2.000 - 2.249	41.09	24.32	0.00	0.00	0.00	23.21
2.250 - 2.499	0.00	30.05	47.66	58.43	45.26	26.30
2.500 - 2.749	0.00	12.76	0.00	0.00	0.00	3.98
2.750 - 2.999	0.00	0.00	52.34	41.57	54.74	13.86
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Max Rate
MAX RATE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
12.000 - 12.499	100.00	100.00	0.00	0.00	0.00	69.21
13.000 - 13.499	0.00	0.00	100.00	100.00	100.00	30.79
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Index and Caps
INDEX1 INIT RATE CAP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
1 Mo Libor	100.00	0.00	0.00	0.00	0.00	38.04
0.000	24.06	0.00	0.00	0.00	0.00	9.15
5.000	75.94	0.00	0.00	0.00	0.00	28.89
6 Mo Libor	0.00	100.00	100.00	100.00	100.00	61.96
0.000	0.00	26.76	100.00	100.00	100.00	39.13
5.000	0.00	73.24	0.00	0.00	0.00	22.83
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

			Caps
PER RATE CAP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0.000	24.06	34.64	100.00	100.00	100.00	50.74
5.000	75.94	65.36	0.00	0.00	0.00	49.26
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

HMBT 2005-1
GROUPS	Balance	GWAC	NWAC	Min GWAC	Max GWAC	Avg Balance	Orig Term	Age	Rem Term	LTV	FICO	Gross Margin	WA Roll	Initial Rate Cap	Periodic Rate Cap	Maximum Rate	Net Margin	Wtd Avg COMBO LTV
G01	23,255,852.45	3.945	3.695	3.375	4.500	1,291,991.80	300	3	297	68.72	731.62	1.844	2	3.797	3.797	12.000	1.594	74.38
G02	19,056,965.19	4.406	4.156	3.500	4.875	1,732,451.38	300	3	297	69.30	717.78	2.128	3	3.662	3.268	12.000	1.878	71.86
G03	2,675,000.00	5.315	5.065	5.250	5.375	1,337,500.00	360	2	358	71.49	722.91	2.512	34	0.000	0.000	13.000	2.262	88.27
G04	13,406,700.00	5.522	5.272	5.250	5.875	1,340,670.00	360	1	359	68.59	718.25	2.458	59	0.000	0.000	13.000	2.208	72.23
G05	2,740,000.00	5.363	5.113	5.250	5.500	1,370,000.00	360	1	359	63.58	784.40	2.524	83	0.000	0.000	13.000	2.274	68.10
TOTAL	61,134,517.64	4.558	4.308	3.375	5.875	1,421,732.97	318	2	316	68.76	726.36	2.127	20	2.586	2.463	12.308	1.877	73.45

		Current Balance
CURRENT BALANCE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
1,000,000.01 - 1,500,000.00	86.16	44.55	100.00	87.87	100.00	74.79
1,500,000.01 - 2,000,000.00	13.84	27.13	0.00	12.13	0.00	16.38
2,000,000.01 - 2,500,000.00	0.00	12.76	0.00	0.00	0.00	3.98
2,500,000.01 - 3,000,000.00	0.00	15.57	0.00	0.00	0.00	4.85
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

	Current Gross Coupon
CURRENT GROSS COUPON	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
3.375 -3.499	6.44	0.00	0.00	0.00	0.00	2.45
3.500 -3.624	4.87	6.74	0.00	0.00	0.00	3.95
3.625 -3.749	4.51	0.00	0.00	0.00	0.00	1.72
3.750 -3.874	26.24	8.23	0.00	0.00	0.00	12.55
3.875 -3.999	16.84	0.00	0.00	0.00	0.00	6.41
4.125 -4.249	11.85	15.36	0.00	0.00	0.00	9.29
4.250 -4.374	15.95	0.00	0.00	0.00	0.00	6.07
4.375 -4.499	6.14	0.00	0.00	0.00	0.00	2.34
4.500 -4.624	7.16	36.53	0.00	0.00	0.00	14.11
4.750 -4.874	0.00	25.28	0.00	0.00	0.00	7.88
4.875 -4.999	0.00	7.87	0.00	0.00	0.00	2.45
5.250 -5.374	0.00	0.00	47.66	20.71	54.74	9.08
5.375 -5.499	0.00	0.00	52.34	20.86	0.00	6.86
5.500 -5.624	0.00	0.00	0.00	9.99	45.26	4.22
5.625 -5.749	0.00	0.00	0.00	28.03	0.00	6.15
5.750 -5.874	0.00	0.00	0.00	9.23	0.00	2.02
5.875 -5.999	0.00	0.00	0.00	11.19	0.00	2.45
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

	Current Net Coupon
CURRENT NET COUPON	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
3.125 -3.249	6.44	0.00	0.00	0.00	0.00	2.45
3.250 -3.374	4.87	6.74	0.00	0.00	0.00	3.95
3.375 -3.499	4.51	0.00	0.00	0.00	0.00	1.72
3.500 -3.624	26.24	8.23	0.00	0.00	0.00	12.55
3.625 -3.749	16.84	0.00	0.00	0.00	0.00	6.41
3.875 -3.999	11.85	15.36	0.00	0.00	0.00	9.29
4.000 -4.124	15.95	0.00	0.00	0.00	0.00	6.07
4.125 -4.249	6.14	0.00	0.00	0.00	0.00	2.34
4.250 -4.374	7.16	36.53	0.00	0.00	0.00	14.11
4.500 -4.624	0.00	25.28	0.00	0.00	0.00	7.88
4.625 -4.749	0.00	7.87	0.00	0.00	0.00	2.45
5.000 -5.124	0.00	0.00	47.66	20.71	54.74	9.08
5.125 -5.249	0.00	0.00	52.34	20.86	0.00	6.86
5.250 -5.374	0.00	0.00	0.00	9.99	45.26	4.22
5.375 -5.499	0.00	0.00	0.00	28.03	0.00	6.15
5.500 -5.624	0.00	0.00	0.00	9.23	0.00	2.02
5.625 -5.749	0.00	0.00	0.00	11.19	0.00	2.45
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

	Original Loan to Value
LOAN TO VALUE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
40.01 - 45.00	6.11	0.00	0.00	0.00	0.00	2.33
45.01 - 50.00	0.00	0.00	0.00	0.00	54.74	2.45
55.01 - 60.00	6.69	15.57	0.00	9.99	0.00	9.59
60.01 - 65.00	24.03	16.10	0.00	11.19	0.00	16.61
65.01 - 70.00	11.60	15.92	52.34	34.51	0.00	19.23
70.01 - 75.00	41.58	52.41	47.66	44.32	0.00	43.96
75.01 - 80.00	9.99	0.00	0.00	0.00	45.26	5.83
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Credit Score
FICO SCORE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
640 -659	0.00	9.71	0.00	19.92	0.00	7.39
660 -679	4.84	0.00	47.66	0.00	0.00	3.93
680 -699	16.79	31.31	0.00	8.50	0.00	18.01
700 -719	21.44	19.50	0.00	31.61	0.00	21.17
720 -739	6.44	0.00	0.00	12.13	0.00	5.11
740 -759	29.70	9.18	0.00	8.33	0.00	15.99
760 -779	20.79	30.30	52.34	0.00	45.26	21.67
780 -799	0.00	0.00	0.00	19.51	54.74	6.73

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

		Credit Score
FICO SCORE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

	Original Term
STATED ORIGINAL TERM	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
241 -359	100.00	100.00	0.00	0.00	0.00	69.21
360 -360	0.00	0.00	100.00	100.00	100.00	30.79
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Remaining Term
STATED REM TERM	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
241 -300	100.00	100.00	0.00	0.00	0.00	69.21
301 -360	0.00	0.00	100.00	100.00	100.00	30.79
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

			State
STATE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
FL	60.31	51.04	100.00	61.98	0.00	56.82
GA	33.25	31.02	0.00	38.02	100.00	35.14
NC	6.44	8.23	0.00	0.00	0.00	5.02
SC	0.00	9.71	0.00	0.00	0.00	3.03
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Loan Purpose
LOAN PURP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Cash Out Refinance	22.99	9.18	47.66	12.13	54.74	18.81
Purchase	54.88	50.95	52.34	49.46	45.26	51.92
Rate/Term Refinance	22.13	39.86	0.00	38.41	0.00	29.27
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

		Occupancy
OCCTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Owner Occupied	64.38	48.43	100.00	100.00	100.00	70.37
Second Home	35.62	51.57	0.00	0.00	0.00	29.63
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Property Type
PROPTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Condominium	0.00	15.92	0.00	0.00	0.00	5
PUD	18.43	19.47	52.34	55.51	54.74	30
Single Family	81.57	64.60	47.66	44.49	45.26	65
TOTAL	100.00	100.00	100.00	100.00	100.00	100

	Documentation Code
DOCTYPE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
Full/Alternative	94.84	100.00	100.00	100.00	100.00	98.04
Stated Income/Full Asset	5.16	0.00	0.00	0.00	0.00	1.96
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Interest Only
IO FLAG IO PERIOD	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
YES	100.00	100.00	100.00	100.00	100.00	100.00
10 YEARS	100.00	100.00	47.66	58.43	45.26	86.14
3 YEARS	0.00	0.00	52.34	0.00	0.00	2.29
5 YEARS	0.00	0.00	0.00	41.57	0.00	9.12
7 YEARS	0.00	0.00	0.00	0.00	54.74	2.45
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Index Type
INDEX1	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
1 Mo Libor	100.00	0.00	0.00	0.00	0.00	38.04
6 Mo Libor	0.00	100.00	100.00	100.00	100.00	61.96
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

		Months to Roll
ROLL	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0 -2	55.61	35.50	0.00	0.00	0.00	32.22
3 -8	44.39	64.50	0.00	0.00	0.00	36.99
33 -35	0.00	0.00	100.00	0.00	0.00	4.38
57 -59	0.00	0.00	0.00	78.82	0.00	17.29
60 -62	0.00	0.00	0.00	21.18	0.00	4.64
81 -83	0.00	0.00	0.00	0.00	100.00	4.48
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Gross Margin
MARGIN	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0.000 - 1.749	25.69	0.00	0.00	0.00	0.00	9.77
1.750 - 1.999	33.22	32.87	0.00	0.00	0.00	22.88
2.000 - 2.249	41.09	24.32	0.00	0.00	0.00	23.21
2.250 - 2.499	0.00	30.05	47.66	58.43	45.26	26.30
2.500 - 2.749	0.00	12.76	0.00	0.00	0.00	3.98
2.750 - 2.999	0.00	0.00	52.34	41.57	54.74	13.86
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Max Rate
MAX RATE	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
12.000 - 12.499	100.00	100.00	0.00	0.00	0.00	69.21
13.000 - 13.499	0.00	0.00	100.00	100.00	100.00	30.79
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

		Index and Caps
INDEX1 INIT RATE CAP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
1 Mo Libor	100.00	0.00	0.00	0.00	0.00	38.04
0.000	24.06	0.00	0.00	0.00	0.00	9.15
5.000	75.94	0.00	0.00	0.00	0.00	28.89
6 Mo Libor	0.00	100.00	100.00	100.00	100.00	61.96
0.000	0.00	26.76	100.00	100.00	100.00	39.13
5.000	0.00	73.24	0.00	0.00	0.00	22.83

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. emanoff	HOMEBANC 2005-1	February 16, 2005

Caps
PER RATE CAP	Pct of overall GROUP1	Pct of overall GROUP2	Pct of overall GROUP3	Pct of overall GROUP4	Pct of overall GROUP5	Pct of overall CURRENT BALANCE
0.000	24.06	34.64	100.00	100.00	100.00	50.74
5.000	75.94	65.36	0.00	0.00	0.00	49.26
TOTAL	100.00	100.00	100.00	100.00	100.00	100.00

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.  This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.